UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2008
Principal Life Insurance Company
(Exact name of registrant as specified in its charter)

Iowa	001-32109	42-0127290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

711 High Street, Des Moines, Iowa	50392-0001
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (515) 247-1111
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-147181 and 333-147181-01), as amended, of Principal Life Insurance Company and Principal Financial Group, Inc., filed with the Securities and Exchange Commission on November 6, 2007 and amended on November 20, 2007.
     (c) Exhibits

Exhibit 4.1	Omnibus Instrument, dated as of August 22, 2008, relating to Principal Life Income Fundings Trust 2008-75.

Exhibit 4.2	Notes issued by the Trust, dated as of August 27, 2008.

Exhibit 5.1	Opinion of Michael D. Roughton, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of John D. Schmidt, internal counsel for Principal Life Insurance Company (re: tax matters).

Exhibit 10.1	Funding Agreement issued by Principal Life Insurance Company to the Trust, dated as of August 27, 2008.

Exhibit 10.2	Guarantee issued by Principal Financial Group, Inc., dated as of August 27, 2008.

Exhibit 23.1	Consent of Michael D. Roughton, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of John D. Schmidt, internal counsel for Principal Life Insurance Company (included in Exhibit 8).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL LIFE INSURANCE COMPANY (Registrant)

Date: August 27, 2008	By:	/s/ Christopher J. Henderson Name: Christopher J. Henderson
Title: Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit 4.1	Omnibus Instrument, dated as of August 22, 2008, relating to Principal Life Income Fundings Trust 2008-75.

Exhibit 4.2	Notes issued by the Trust, dated as of August 27, 2008.

Exhibit 5.1	Opinion of Michael D. Roughton, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of John D. Schmidt, internal counsel for Principal Life Insurance Company (re: tax matters).

Exhibit 10.1	Funding Agreement issued by Principal Life Insurance Company to the Trust, dated as of August 27, 2008.

Exhibit 10.2	Guarantee issued by Principal Financial Group, Inc., dated as of August 27, 2008.

Exhibit 23.1	Consent of Michael D. Roughton, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of John D. Schmidt, internal counsel for Principal Life Insurance Company (included in Exhibit 8).

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